UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2003

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Utah	0-32427	87-0386790
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

612 Santa Monica Boulevard, Santa Monica, CA	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 260-6150

Conspiracy Entertainment Holdings, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated October 7, 2003 (the “Original Report”) to include the financial statement information referenced in Item 7 below. The Original Report described the acquisition by Conspiracy Entertainment Holdings, Inc. of Conspiracy Entertainment Corporation, a California corporation (“CEC”), through a share exchange.

Item 7.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. The audited financial statements of CEC as of December 31, 2002 and for the two years in the period then ended are hereby filed as part of this Current Report on Form 8-K/A, and are included in Exhibit 99.1, and the unaudited financial statements of CEC as of September 30, 2003 and for the nine month periods ended September 30, 2002 and September 30, 2003, are hereby filed as part of this Current Report on Form 8-K/A, and are included in Exhibit 99.2.

(b)	Pro Forma Financial Information. The unaudited pro forma consolidated financial information prepared as of and for the fiscal year ended December 31, 2002, and as of and for the nine months ended September 30, 2003, are hereby filed as part of this Current Report on Form 8-K/A, and are included in Exhibit 99.3

(c)	Exhibits:

Exhibit No.	Description

99.1	Independent Auditor’s Report and Financial Statements of Conspiracy Entertainment Corporation

99.2	Unaudited Financial Statements of Conspiracy Entertainment Corporation

99.3	Pro Forma Consolidated Financial Statements of Conspiracy Entertainment Holdings, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

Dated: December 22, 2003	By:	/s/ KEITH TANAKA
Keith Tanaka
Chief Financial Officer

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